UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)  February 9, 2005

Coinmach Corporation
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-49830	53-0188589
_____________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

303 Sunnyside Boulevard Suite 70, Plainview, New York _________________________________________________________	11803 _____________________
(Address of principal executive offices)	(Zip Code)

 Registrant's telephone number, including area code (516) 349-8555

Not Applicable
_____________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

SIGNATURES

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 3, 2005, Woody M. McGee was elected to the board of directors of Coinmach Corporation. On such date, Mr. McGee was also appointed to replace Stephen R. Kerrigan as a member of the audit committee of the board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coinmach Corporation

Dated: February 9, 2005	By: /s/ Robert M. Doyle Name: Robert M. Doyle Title: Chief Financial Officer, Senior Vice President, Secretary and Treasurer